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                                  EXHIBIT 99.1

     CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Choice One Communications Inc. 401(k) Profit Sharing Plan and Trust (the "Plan") on Form 11-K (the "Report") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Linda Chapman, Chief Executive and Financial Officer of the Plan, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/  Linda Chapman
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Chief Executive and Financial Officer of the Plan
June 30, 2003

         A signed original of this written statement required by Section 906 has been provided to Choice One Communications Inc. 401(k) Profit Sharing Plan and Trust and will be retained by them and furnished to the Securities and Exchange Commission or its staff upon request.